Schedule 13D                                                  Page 7 of 9 Pages


                                  EXHIBIT 99.1

              Directors and Executive Officers of Metrocall, Inc.

Set forth below, with respect to each Director and Executive Officer is the following: (a) name; (b) business address; (c) principal occupation; and (d) citizenship.

1.         (a)            William Collins, III
           (b)            Metrocall, Inc.
                          6677 Richmond Highway
                          Alexandria, VA 22306
           (c)            President, Chief Executive Officer,
                          Director and Vice Chairman of the Board,
                          Metrocall, Inc.
           (d)            United States


2.         (a)            Steven Jacoby
           (b)            Metrocall, Inc.
                          6677 Richmond Highway
                          Alexandria, VA 22306
           (c)            Chief Operating Officer and
                          Executive Vice President,
                          Metrocall, Inc.
           (d)            United States


3.         (a)            Vincent Kelly
           (b)            Metrocall, Inc.
                          6677 Richmond Highway
                          Alexandria, VA 22306
           (c)            Chief Financial Officer,
                          Executive Vice President, and
                          Treasurer,
                          Metrocall, Inc.
           (d)            United States


4.         (a)            Suzanne S. Brock
           (b)            Metrocall, Inc.
                          6677 Richmond Highway
                          Alexandria, VA 22306
           (c)            Director,
                          Metrocall, Inc.
           (d)            United States


5.         (a)            Richard M. Johnston
           (b)            Metrocall, Inc.
                          6677 Richmond Highway
                          Alexandria, VA 22306
           (c)            Chairman of the Board and Director,
                          Metrocall, Inc.;

Schedule 13D                                                  Page 8 of 9 Pages

                          Vice President for Investments,
                          The Hillman Company
           (d)            United States

6.         (a)            Harry L. Brock, Jr.
           (b)            Metrocall, Inc.
                          6677 Richmond Highway
                          Alexandria, VA 22306
           (c)            Director,
                          Metrocall, Inc.
           (d)            United States


7.         (a)            Francis A. Martin, III
           (b)            Metrocall, Inc.
                          6677 Richmond Highway
                          Alexandria, VA 22306
           (c)            Director,
                          Metrocall, Inc.;
                          Chairman of the Board, President,
                          and Chief Executive Officer,
                          U.S. Media Holdings, Inc.
           (d)            United States


8.         (a)            Ronald V. Aprahamian
           (b)            Metrocall, Inc.
                          6677 Richmond Highway
                          Alexandria, VA 22306
           (c)            Director,
                          Metrocall, Inc.
           (d)            United States

9.         (a)            Ryal R. Poppa
           (b)            Metrocall, Inc.
                          6677 Richmond Highway
                          Alexandria, VA 22306
           (c)            Director,
                          Metrocall, Inc.
           (d)            United States


10.        (a)            Elliot H. Singer
           (b)            Metrocall, Inc.
                          6677 Richmond Highway
                          Alexandria, VA 22306
           (c)            Director,
                          Metrocall, Inc.
           (d)            United States

Schedule 13D                                                  Page 9 of 9 Pages


11.        (a)            Ray D. Russenberger
           (b)            Metrocall, Inc.
                          6677 Richmond Highway
                          Alexandria, VA 22306
           (c)            Director,
                          Metrocall, Inc.
           (d)            United States


12.        (a)            Michael Greene
           (b)            UBS Capital LLC
                          299 Park Avenue
                          New York, NY 10171
           (c)            Director,
                          Metrocall, Inc.
           (d)            United States


13.        (a)            Royce R. Yudkoff
           (b)            ABRY Partners, Incorporated
                          18 Newbury Street
                          Boston, MA 02116
           (c)            Director,
                          Metrocall, Inc.
           (d)            United States